SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
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SUBSEQUENT EVENTS

NOTE 9 – SUBSEQUENT EVENTS

Since the reporting date, the following significant events have occurred:

1.	Reverse Stock Split - On August 8, 2023, at the Extraordinary General Meeting of Shareholders of the Company, the Company’s shareholders voted in favor of consolidating every twenty-two ordinary shares in the authorized but unissued and in the authorized and issued share capital of the Company into one ordinary share (the “Reverse Stock Split”).

On August 21, 2023, the Company’s ordinary shares began trading on the Nasdaq Global Market on a post-Reverse Stock Split basis under the current symbol “SMX”.

Following is a table which presents the loss per share before the change (see also Note 8).

Loss per share have been calculated using the weighted average number of shares in issue during the relevant financial periods, the weighted average number of equity shares in issue and loss for the period as follows:

	Six months ended
	June 30, 2023	June 30, 2022
Net loss attributable to the owners of the Company	(33,009)	(2,442)

Basic and diluted loss per share	(1.79)	(0.15)
Weighted average number of ordinary shares
Weighted average number of ordinary shares used in calculating basic and diluted loss per share	18,404	15,984

2.	On July 27, 2023, the Company amended its Pre-Paid Advance agreement with Yorkville (see also Note 5.1) evidencing the remaining Pre-Paid Advance to decrease the Floor Price to $1.10 (as adjusted for the Reverse Stock Split which occurred on August 21, 2023, see also Note 9.1), after the Company was required to repay in cash $500 of principal amount as a result of the Company’s share price being below the original Floor Price. The maturity date will be 12-months after the initial closing of the Pre-Paid Advance. In July 2023, the Company repaid in full the first Pre-Paid Advance in the amount of $1,500. In the period, the Company repaid approximately $450 principal amount by ordinary share issuance in accordance with the terms of the SEPA and subsequent to the period, the Company repaid approximately $1,350 through September 30, 2023.

3.	On September 6, 2023, the Company consummated the transactions pursuant to a Securities Purchase Agreement dated as of September 5, 2023 and issued and sold to an institutional investor a promissory note with a fixed conversion price of $1.6378 and warrants, for gross proceeds to SMX of approximately $2,500, before deducting fees and other offering expenses payable by the Company to their service providers. The note is in the principal amount of $4,290. The actual amount loaned by the investor pursuant to the Note is $2,574 after a 40% original issue discount. The maturity date of the note is the 12-month anniversary of the Effective Date, and is the date upon which the principal amount, as well as any accrued and unpaid interest and other fees, shall be due and payable. Interest accrues in the amount of 12% per year and shall be payable on the maturity date. The investor has the right, at any time, to convert all or any portion of the then outstanding and unpaid principal amount and interest (including any costs, fees and charges) into the Company’s ordinary shares, at a fixed conversion price of $1.6378 per share. Any such conversion is subject to customary conversion limitations set forth in the Purchase Agreement so the investor beneficially owns less than 4.99% of the Company’s ordinary shares. Additionally, the Company has the right to convert in whole or in part the note into ordinary shares; provided that in no case shall the Company so convert the note if the result of the issuance of Ordinary Shares thereby would result in the beneficial ownership of the investor of ordinary shares in excess of 4.99%.

4.	On September 15, 2023, the Company paid $250 to EF Hutton, division of Benchmark Investments, LLC, pursuant to a Satisfaction and Discharge of Indebtedness Pursuant to Promissory Note Dated March 7, 2023. Upon paying such amount, the promissory note dated March 7, 2023 in the principal sum of $900 was deemed fully paid and satisfied and the Note was thereafter canceled, discharged and no longer of any further force or effect.

5.	On September 19, 2023, the Company amended its loan agreements dated September 7, 2015, by and between the Company, its shareholders and Kamea Fund (the “Loan Agreements”). Pursuant to the amendment to the Loan Agreements, Kamea agreed to convert $657 of indebtedness under the Loan Agreements (the “Indebtedness Amount”) into 487,281 ordinary shares (post Reverse Stock Split) of the Company, as payment in full for the Indebtedness Amount; provided however, that in the event the proceeds received from Kamea with respect to any sales of such shares are not at least equal to the Indebtedness Amount, the Company will remain liable to Kamea for the balance of the Indebtedness Amount.

6.

On October 3, 2023, the Company has signed an agreement with True Gold Consortium Pty Ltd (“TrueGold”) (see also Note 1C) shareholders to acquire an additional 7.5% which will increase the Company’s holdings to 51.9% in TrueGold and result in the Company’s gain control over TrueGold. As part of the agreement and in consideration for the additional 7.5%, it was agreed that the outstanding payables from TrueGold to the Company which amounted to AU$ 475 as of June 30, 2023 (approximately $307) would be forgiven in full.

The transaction is based on past valuation, which was prepared in October 2021, which evaluates TrueGold’s fair value in the range of $78.5 million to $90 million and at a mean of $84.3 million. This past valuation was not audited or reviewed.

As of the agreement’s closing date, both parties agreed to engage an independent third party appraiser to prepare an updated TrueGold valuation as of closing date by November 30, 2023. Accordingly, the Company will recognize in its financial statements the fair value of TrueGold’s assets & liabilities at closing date as will be valued by the independent third party appraiser. Once this valuation will be completed, there may be material differences between TrueGold’s past valuation from October 2021 to the updated valuation.

NOTE 4 – SUBSEQUENT EVENTS:

1.

In February 2023, the Company entered a Standby Equity Facility to raise up to USD 25,000 thousand of common stock over the course of 36 months. the Company will issue to the investor the common stock at a purchase price as one of two options (i) equal to 96% of the weighted average price (“VWAP”) of the common stock during the applicable pricing period (ii) equal to 97% of the lowest VWAP of the common stock during a pricing period of 3 consecutive trading days commencing on the relevant period. the Company issued in advance part of the common stocks for proceeds of USD 3,500 thousand as follows (i) USD 1,500 thousand at the initial closing (was received on March 2023) (ii) USD 2,000 thousand upon effectiveness of a registration statement that was filed on March 2023.

2.

On January 25, 2023, Security Matters Limited issued 250,000 convertible notes for an aggregate amount of USD 250 thousand. These convertible notes have a maturity date of the earlier between December 31, 2024 and the date of any change in control (excluding the Business Combination). The convertible notes have an interest rate of 15% per annum. The convertible notes shall be converted into common shares of the Company at a conversion price of USD 10.

NOTE 4 – SUBSEQUENT EVENTS (CONT.):

3.

Between August 2022 to January 2023, Security Matters Limited entered into bridge loan agreements (the “Bridge Loans”) with eleven lenders, which lent Security Matters Limited an aggregate amount of USD 3,860 thousand. The Bridge Loans have a maturity date of up to two years and bear interest rate of 10% per annum. The Bridge Loans were accounted for in accordance with amortized cost method.

As part of the Bridge Loans agreements, the lenders were granted with two types of warrants:

(i)	Bonus Warrants – 243,000 warrants to purchase ordinary shares of the Company at an exercise price of USD 11.50 per share. The Bonus Warrants term is five years commencing upon the Business Combination.

(ii)

Redeemable Warrants – 597,000 warrants to purchase ordinary shares of the Company at a purchase price of USD 11.50 per share. The Redeemable Warrants term is five years commencing upon the Business Combination. The Redeemable Warrants shall be redeemable on a non-cumulative basis at the option of the holder, according to a schedule for USD 5.00 per warrant.

Each investor has the option to decide that Security Matters Limited will satisfy any or each redemption through the issuance of ordinary shares of the Company based upon a 20% discount to the 20 trading day VWAP preceding each such anniversary.

In March 2023, Security Matters Limited signed an addendum to the Bridge Loans agreements which convert USD 1,350 thousand into common shares and defer the payments to March 31, 2024.

4.

The Company’s board of directors and its shareholders approved and adopted the SMX Public Limited Company 2022 Incentive Equity Plan, which was subsequently amended on April 25, 2023, which reserved for grant a number of Ordinary Shares equal to 15% of the number of issued and outstanding Ordinary Shares on a fully diluted basis immediately after the closing of the Business Combination, or 5,082,417 authorized ordinary shares.

5.	The financial statements were authorized for issuance on April 25, 2023.

Security Matters Limited [Member]
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SUBSEQUENT EVENTS

NOTE 24 – SUBSEQUENT EVENTS:

Since the reporting date the following significant events have occurred:

1.	On January 25, 2023, the Company issued 250,000 in principal amount of convertible notes for an aggregate amount of 250. These convertible notes have a maturity date of the earlier between December 31, 2024 and the date of any change in control (excluding the Business Combination). The convertible notes has an interest rate of 15% per annum. The convertible notes shall be converted into common shares at a conversion price of USD 10.
2.	In January 2023, the Company signed an amendment to the agreement with Isorad that determine the following: (1) for the BCA with Lionheart, Isorad was issued (a) 864,000 options to purchase shares of the Company, the options were issued in January 2023 and valued using the Black-Scholes pricing model. The main parameters which were used are: (1) risk-free rate: 3.42%; (2) expected volatility: 81.92%: (3) expected term: up to 3 years; and (4) expected dividend yield: 0%; (b) Additionally, Isorad will be entitled to 1% of any amount actually received against equity or other funding convertible into equity at the closing of the transaction and until 13 months thereafter (to be paid after reaching an aggregated received amount of 27 million, or at the end of such 13 months, the earlier thereof). (2) Exit fee - in the occurrence of the first M&A event (as such event is defined in such agreement to include mergers, sale of all or substantially all the assets of the Company and similar event) after the closing of the BCA with SPAC, the Company is to pay a cash amount equal to 1.5% of the amount received or transferred. This will not apply to any future offer of shares, merger or sale of assets thereafter.
3.	On March 2, 2023, the Group signed an amendment that postponed the Bonus payment from borrowing from related party to March 31, 2024 (see Note 11).
4.	In February 2023, SMX PLC entered a Standby Equity Facility to raise up to USD $25,000 of common stock over the course of 36 months. SMX PLC will issue to the investor the common stock at a purchase price as one of two options (i) equal to 96% of the weighted average price (“VWAP”) of the common stock during the applicable pricing period (ii) equal to 97% of the lowest VWAP of the common stock during a pricing period of 3 consecutive trading days commencing on the relevant period. SMX PLC issued in advance part of the common stocks for proceeds of $3,500 as follows (i) $1,500 at the initial closing (was received on March 2023) (ii) $2,000 upon effectiveness of a registration statement that was initially filed in March 2023.
5.	During 2023, the Company entered into an additional bridge loan agreement (the “Additional Bridge Loans”), in which the Company raised an aggregate amount of $550. The Additional Bridge Loans have a maturity date of up to two years and bears interest rate of 10% per annum.
6.	In March 2023, the Group signed an addendum to the Bridge Loans agreements (see also Note 12) which converted $1,350 into common shares and deferred the remaining cash payments to March 31, 2024.
7.	On March 7, 2023, certain of the Company’s Convertible Notes (see also Note 6) were converted to 1,000,000 ordinary shares of the Company.
8.	The financial statements were authorized for issuance on April 25, 2023.